Exhibit 99.2

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  January 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

     Class 1-A1.....$       0.00000000   Class 1-A13....$        0.00000000
     Class 1-A2.....$      22.45213997   Class 1-A14....$        0.00000000
     Class 1-A3.....$      28.63259115   Class 1-A15....$        0.00000000
     Class 1-A4.....$       9.12066858   Class 1-PO.....$        1.03683486
     Class 1-A5.....$      19.92055366   Class 1-M......$        0.73241502
     Class 1-A6.....$       0.00000000   Class 1-B1.....$        0.73241536
     Class 1-A7.....$       0.00000000   Class 1-B2.....$        0.73241515
     Class 1-A8.....$       0.00000000   Class 1-B3.....$        0.73241303
     Class 1-A9.....$       0.00000000   Class 1-B4.....$        0.73241111
     Class 1-A10....$       0.00000000   Class 1-B5.....$        0.73240830
     Class 1-A11....$       0.00000000   Class 1-R......$        0.00000000
     Class 1-A12....$       0.00000000   Class 1-RL.....$        0.00000000

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 1-A1.....$       0.00000000   Class 1-A13....$        0.00000000
     Class 1-A2.....$      21.18402519   Class 1-A14....$        0.00000000
     Class 1-A3.....$      27.01539956   Class 1-A15....$        0.00000000
     Class 1-A4.....$       8.60552594   Class 1-PO.....$        0.97827360
     Class 1-A5.....$      18.79542490   Class 1-M......$        0.00000000
     Class 1-A6.....$       0.00000000   Class 1-B1.....$        0.00000000
     Class 1-A7.....$       0.00000000   Class 1-B2.....$        0.00000000
     Class 1-A8.....$       0.00000000   Class 1-B3.....$        0.00000000

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     Class 1-A9.....$       0.00000000   Class 1-B4.....$        0.00000000
     Class 1-A10....$       0.00000000   Class 1-B5.....$        0.00000000
     Class 1-A11....$       0.00000000   Class 1-R......$        0.00000000
     Class 1-A12....$       0.00000000   Class 1-RL.....$        0.00000000

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 1-A1.....$       0.00000000   Class 1-A13....$        0.00000000
     Class 1-A2.....$       5.67346730   Class 1-A14....$        6.25000000
     Class 1-A3.....$       6.01500050   Class 1-A15....$        6.25000000
     Class 1-A4.....$       5.05869021   Class 1-M......$        6.20245279
     Class 1-A5.....$       4.38509534   Class 1-B1.....$        6.20245268
     Class 1-A6.....$       5.52083483   Class 1-B2.....$        6.20245152
     Class 1-A7.....$       1.63704320   Class 1-B3.....$        6.20245004
     Class 1-A8.....$       6.25000000   Class 1-B4.....$        6.20245556
     Class 1-A9.....$       6.04166667   Class 1-B5.....$        6.20244071
     Class 1-A10....$       0.06666667   Class 1-R......$        6.30000000
     Class 1-A11....$       0.14166667   Class 1-RL.....$        6.30000000
     Class 1-A12....$       6.25000000   Class 1-S......$        0.27235624

     4.   Accrual Amount:

                Class A13A.....                $        0.00
                Class A13B.....                $    2,008.01

     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:........$      61,398.39

     The amounts below are for the aggregate of all Certificates.

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:..........$ 257,708,375.34

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:....................             908

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     7.   The  Class  Certificate  Principal  Balance  of  each  Class  and  the
          Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                Class Certificate                Single
                                Principal Balance          Certificate Balance
                                -----------------          -------------------

          Class 1-A1............$            0.00          $             0.00
          Class 1-A2............$   19,474,786.63          $           903.83
          Class 1-A3............$   57,112,970.73          $           953.41
          Class 1-A4............$   65,029,387.84          $           816.79
          Class 1-A5............$   11,370,714.51          $           774.36
          Class 1-A6............$    2,791,000.00          $         1,000.00
          Class 1-A7............$   14,161,714.51          $           810.40
          Class 1-A8............$   25,145,000.00          $         1,000.00
          Class 1-A9............$   24,000,000.00          $         1,000.00
          Class 1-A10...........$   24,000,000.00          $         1,000.00
          Class 1-A11...........$   24,000,000.00          $         1,000.00
          Class 1-A12...........$    3,480,000.00          $         1,000.00
          Class 1-A13...........$      323,289.82          $            53.02
          Class 1-A14...........$   31,000,000.00          $         1,000.00
          Class 1-A15...........$    2,500,000.00          $         1,000.00
          Class 1-PO............$      602,543.12          $           976.02
          Class 1-M.............$    4,463,461.13          $           991.66
          Class 1-B1............$    3,719,716.22          $           991.66
          Class 1-B2............$    3,272,477.61          $           991.66
          Class 1-B3............$    1,339,732.50          $           991.66
          Class 1-B4............$      892,493.89          $           991.66
          Class 1-B5............$    1,190,601.34          $           991.66
          Class 1-R.............$          100.00          $         1,000.00
          Class 1-RL............$          100.00          $         1,000.00
          Class 1-S.............$  232,095,019.00          $           848.25

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value........................................$          0.00
          unpaid principal balance..........................$          0.00
          number of related mortgage loans..................              0

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     9.   The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                          Number      6    Principal Balance $   1,637,393.09
               (2)  60-89 days
                          Number      1    Principal Balance $     222,847.37
               (3)  90 days or more
                          Number      1    Principal Balance $     325,731.96

          (b)  in foreclosure
                          Number      4    Principal Balance $   1,485,098.83

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ..............        $           0.00

     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 1-S: ........................    0.375800%

          1.  Senior Percentage for such Distribution Date: ....... 94.28059400%

          2.  Group I Senior Percentage for such Distribution Date: 94.28059400%

          3.  Group II Senior Percentage for such Distribution Date: 0.00000000%

          4.  Senior Prepayment Percentage for such Distribution
              Date:................................................100.00000000%

          5.  Group I Senior Prepayment Percentage for such
              Distribution Date: ..................................100.00000000%

          6.  Group II Senior Prepayment Percentage for such
              Distribution Date: ..................................  0.00000000%

          7.  Junior Percentage for such Distribution Date: .......  5.71940600%

          8.  Junior Prepayment Percentage for such Distribution
              Date: ...............................................  0.00000000%